EXHIBIT 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

THIRD QUARTER 2009

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Restructuring Costs (1)	Merger-Related Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$6,049.7				$—		$6,049.7

Materials and production	1,430.3	26.8			26.8		1,403.5

Marketing and administrative	1,725.5		55.5		55.5		1,670.0

Research and development	1,254.0	48.2			48.2		1,205.8

Restructuring costs	42.4	42.4			42.4		—

Equity income from affiliates	(688.2)				—		(688.2)

Other (income) expense, net	(2,791.1)		88.1	(2,762.5)	(2,674.4)		(116.7)

Income Before Taxes	5,076.8	(117.4)	(143.6)	2,762.5	2,501.5		2,575.3

Taxes on Income	1,621.5				985.1	(4)	636.4

Net Income	3,455.3				1,516.4		1,938.9

Less: Net Income Attributable to Noncontrolling Interests	31.0				—		31.0

Net Income Attributable to Merck & Co., Inc.	$3,424.3				$1,516.4		$1,907.9

Earnings per Common Share Assuming Dilution	$1.61				$0.71		$0.90 (5)

Average Shares Outstanding Assuming Dilution	2,113.7						2,113.7

Tax Rate	31.9%						24.7%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)	Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be sold or closed.
(2)	Merger-related costs include transaction and integration costs associated with the merger.
(3)	Included in other (income) expense, net is a $2.8 billion gain on the sale of Merck’s interest in Merial Limited.
(4)	Represents the estimated tax impact on the reconciling items.
(5)	The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $1,901.4 million for the third quarter of 2009.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

NINE MONTHS ENDED SEPTEMBER 30, 2009

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Restructuring Costs (1)	Merger-Related Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$17,334.8				$—		$17,334.8

Materials and production	4,118.0	96.1			96.1		4,021.9

Marketing and administrative	5,088.0		105.7		105.7		4,982.3

Research and development	3,873.5	244.1			244.1		3,629.4

Restructuring costs	144.1	144.1			144.1		—

Equity income from affiliates	(1,861.2)				—		(1,861.2)

Other (income) expense, net	(2,854.7)		150.8	(2,762.5)	(2,611.7)		(243.0)

Income Before Taxes	8,827.1	(484.3)	(256.5)	2,762.5	2,021.7		6,805.4

Taxes on Income	2,327.7				848.0	(4)	1,479.7

Net Income	6,499.4				1,173.7		5,325.7

Less: Net Income Attributable to Noncontrolling Interests	93.8				—		93.8

Net Income Attributable to Merck & Co., Inc.	$6,405.6				$1,173.7		$5,231.9

Earnings per Common Share Assuming Dilution	$3.03				$0.56		$2.47 (5)

Average Shares Outstanding Assuming Dilution	2,110.6						2,110.6

Tax Rate	26.4%						21.7%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)	Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be sold or closed.
(2)	Merger-related costs include transaction and integration costs associated with the merger.
(3)	Included in other (income) expense, net is a $2.8 billion gain on the sale of Merck’s interest in Merial Limited.
(4)	Represents the estimated tax impact on the reconciling items.
(5)	The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $5,215.5 million for the nine months ended September 30, 2009.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2010

(AMOUNTS IN MILLIONS)

Table 3b

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect a full quarter of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

	Global			U.S.			International
	3Q10	Supp. Comb. Non-GAAP 3Q09	% Change	3Q10	Supp. Comb. Non-GAAP 3Q09	% Change	3Q10	Supp. Comb. Non-GAAP 3Q09	% Change
TOTAL SALES (1)	$11,125	$11,531	-4	$5,139	$5,343	-4	$5,985	$6,189	-3

HUMAN HEALTH (2)	9,660	10,101	-4	4,281	4,509	-5	5,379	5,593	-4
Bone, Resp., Imm., & Dermatology
Singulair	1,215	1,085	12	823	729	13	393	356	10
Remicade	661	608	9				661	608	9
Nasonex	259	266	-3	142	151	-6	118	115	2
Fosamax	220	276	-20	21	39	-45	198	237	-16
Clarinex	137	164	-17	47	60	-23	90	104	-13
Arcoxia	94	90	3				94	90	3
Asmanex	48	53	-9	45	49	-8	3	4	-24
Proventil	43	59	-27	41	59	-31	2		*

Cardiovascular
Zetia	571	563	1	310	320	-3	261	243	7
Vytorin	485	525	-8	263	299	-12	222	226	-1
Integrilin	63	74	-15	57	69	-17	6	5	6

Diabetes & Obesity
Januvia	600	491	22	405	354	14	195	137	42
Janumet	247	173	43	151	122	23	97	51	90

Infectious Disease
Isentress	278	197	41	149	95	57	129	102	26
PegIntron	168	198	-15	12	28	-58	157	170	-8
Primaxin	135	168	-20	27	33	-17	108	135	-20
Cancidas	135	155	-13	15	18	-17	120	137	-12
Invanz	91	73	25	48	39	24	43	34	26
Avelox	59	70	-15	54	70	-22	5		*
Rebetol	55	64	-14	1			54	64	-14
Crixivan / Stocrin	49	49	-2	2	2	-21	47	47	-1

Diversified Brands
Cozaar / Hyzaar	423	861	-51	37	322	-88	386	539	-28
Zocor	114	141	-19	11	17	-39	103	124	-16
Propecia	109	109	—	37	37	1	72	72	—
Claritin Rx	81	95	-14				81	95	-14
Vasotec / Vaseretic	69	73	-4				69	73	-4
Proscar	58	67	-14	2	2	9	56	66	-15
Remeron	50	74	-32	2	2	-21	49	72	-32

Neurosciences & Ophthalmology
Maxalt	133	144	-8	95	100	-5	38	44	-14
Cosopt / Trusopt	114	123	-7	5	7	-34	110	116	-6
Subutex / Suboxone	7	53	-88				7	53	-88

Oncology
Temodar	254	278	-9	98	100	-2	156	178	-13
Emend	91	82	11	60	51	17	31	31	1
Caelyx	70	67	4				70	67	4
Intron A	50	56	-10	26	31	-16	24	25	-5

Vaccines
ProQuad, M-M-R II and Varivax	434	462	-6	414	440	-6	21	22	-6
Gardasil	316	311	2	247	220	12	70	91	-24
RotaTeq	119	127	-7	99	113	-13	20	13	47
Pneumovax	110	130	-15	92	102	-10	18	28	-34
Zostavax	23	84	-73	23	84	-73

Women’s Health & Endocrine
NuvaRing	134	131	2	84	82	3	50	49	1
Follistim / Puregon	119	122	-2	43	42	1	76	80	-4
Implanon	64	45	41	24	17	45	39	28	39
Cerazette	56	49	14				56	49	14

Other Human Health (3)	1,049	1,016	3	271	203	33	778	812	-4

ANIMAL HEALTH	687	664	3	154	143	7	533	521	2

CONSUMER CARE (2)	291	283	3	263	262		28	21	35
Claritin OTC	92	85	8	87	82	6	5	4	34

Other Revenues (4)	487	483	1	442	429	3	45	54	-15
Astra	345	340	2	345	340	2

(1)	Only select products are shown.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)

Includes Human Health products not individually shown above. Other Vaccine sales included in Other Human Health were $94 million and $53 million on a global basis for third quarter 2010 and 2009 respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect a full quarter of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

*	100% or over

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2010

(AMOUNTS IN MILLIONS)

Table 3c

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect the period of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

	Global			U.S.			International
	Sep YTD 2010	Supp. Comb. Non-GAAP Sep YTD 2009	% Change	Sep YTD 2010	Supp. Comb. Non-GAAP Sep YTD 2009	% Change	Sep YTD 2010	Supp. Comb. Non-GAAP Sep YTD 2009	% Change
TOTAL SALES (1)	$33,893	$33,748	—	$15,001	$15,586	-4	$18,892	$18,162	4

HUMAN HEALTH (2)	29,230	29,293	—	12,410	12,877	-4	16,819	16,415	2
Bone, Resp., Imm., & Dermatology
Singulair	3,638	3,400	7	2,381	2,234	7	1,257	1,165	8
Remicade	2,004	1,691	18				2,004	1,691	18
Nasonex	917	893	3	493	491		424	402	6
Fosamax	692	815	-15	68	122	-44	623	693	-10
Clarinex	513	564	-9	155	194	-20	358	370	-3
Arcoxia	284	260	9				284	260	9
Asmanex	155	156	-1	148	148		7	8	-12
Proventil	155	169	-8	149	169	-12	6		*

Cardiovascular
Zetia	1,668	1,630	2	898	953	-6	770	677	14
Vytorin	1,452	1,534	-5	781	900	-13	671	634	6
Integrilin	203	223	-9	188	208	-10	15	15	3

Diabetes & Obesity
Januvia	1,710	1,364	25	1,138	1,014	12	572	350	63
Janumet	666	456	46	412	336	23	255	120	*

Infectious Disease
Isentress	777	518	50	391	257	52	386	260	48
PegIntron	539	629	-14	63	87	-28	477	542	-12
Primaxin	452	493	-8	95	95		357	398	-10
Cancidas	437	442	-1	44	55	-19	393	388	1
Invanz	249	205	21	130	109	19	119	96	24
Avelox	224	250	-10	210	250	-16	14		*
Rebetol	166	197	-16				166	197	-16
Crixivan / Stocrin	148	154	-4	6	8	-25	142	146	-3

Diversified Brands
Cozaar / Hyzaar	1,690	2,606	-35	391	958	-59	1,298	1,648	-21
Zocor	347	419	-17	30	35	-15	318	384	-17
Propecia	322	318	1	109	109		213	208	2
Claritin Rx	298	323	-8				298	323	-8
Vasotec / Vaseretic	191	226	-15				191	226	-15
Proscar	172	219	-21	5	4	13	167	214	-22
Remeron	160	174	-8	5	7	-21	155	167	-7

Neurosciences & Ophthalmology
Maxalt	401	418	-4	271	291	-7	130	127	2
Cosopt / Trusopt	353	370	-5	15	33	-55	338	337	—
Subutex / Suboxone	110	155	-29				110	155	-29

Oncology
Temodar	799	781	2	293	285	3	505	496	2
Emend	268	228	18	166	147	13	102	81	25
Caelyx	209	195	7				209	195	7
Intron A	155	177	-12	86	92	-7	70	85	-17

Vaccines
ProQuad, M-M-R II and Varivax	1,093	1,036	6	1,033	977	6	61	59	4
Gardasil	768	841	-9	565	584	-3	202	258	-22
RotaTeq	350	387	-10	290	345	-16	60	42	43
Pneumovax	220	218	1	181	171	6	40	47	-15
Zostavax	136	202	-32	136	202	-32

Women’s Health & Endocrine
NuvaRing	414	375	10	255	232	10	159	143	10
Follistim / Puregon	389	397	-2	127	134	-5	263	263	—
Implanon	165	125	31	62	45	38	103	80	27
Cerazette	160	134	19				160	134	19

Other Human Health (3)	3,009	2,926	3	641	597	7	2,368	2,329	2

ANIMAL HEALTH	2,126	1,957	9	446	437	2	1,680	1,520	11

CONSUMER CARE (2)	1,091	1,048	4	981	962	2	110	86	27
Claritin OTC	334	342	-2	313	328	-5	21	14	44

Other Revenues (4)	1,446	1,450	—	1,163	1,309	-11	283	141	*
Astra	950	1,082	-12	950	1,082	-12

(1)	Only select products are shown.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)

Includes Human Health products not individually shown above. Other Vaccine sales included in Other Human Health were $207 million and $137 million on a global basis for third quarter 2010 and 2009 respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect a full quarter of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

*	100% or over

MERCK & CO., INC.

HUMAN HEALTH GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

Table 3d

	1Q10	2Q10	3Q10	Sep YTD

TOTAL HUMAN HEALTH	$9,793	$9,776	$9,660	$29,230

United States	4,090	4,041	4,281	12,411
% Human Health Sales	41.8%	41.3%	44.3%	42.5%

Europe (1)	2,831	2,660	2,360	7,851
% Human Health Sales	28.9%	27.2%	24.4%	26.9%

Japan	811	902	855	2,568
% Human Health Sales	8.3%	9.2%	8.9%	8.8%

Latin America	694	728	742	2,165
% Human Health Sales	7.1%	7.4%	7.7%	7.4%

Asia Pacific	587	659	659	1,905
% Human Health Sales	6.0%	6.7%	6.8%	6.5%

Eastern Europe/Middle East Africa	404	422	371	1,197
% Human Health Sales	4.1%	4.3%	3.8%	4.1%

Canada	337	328	374	1,039
% Human Health Sales	3.4%	3.4%	3.9%	3.6%

Other	39	37	17	94
% Human Health Sales	0.4%	0.4%	0.2%	0.3%
(1)	Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER 2010

(AMOUNTS IN MILLIONS)

Table 3e

	2010 - GAAP
	1Q	2Q	3Q	Sep YTD
TOTAL SALES (1)	$11,422	$11,346	$11,125	$33,893

HUMAN HEALTH (2)	9,793	9,776	9,660	29,230

Bone, Resp., Imm., & Dermatology
Singulair	1,165	1,258	1,215	3,638
Remicade	674	669	661	2,004
Nasonex	320	338	259	917
Fosamax	230	241	220	692
Clarinex	174	202	137	513
Arcoxia	95	95	94	284
Asmanex	51	56	48	155
Proventil	57	55	43	155

Cardiovascular
Zetia	534	564	571	1,668
Vytorin	477	490	485	1,452
Integrilin	70	70	63	203

Diabetes & Obesity
Januvia	511	600	600	1,710
Janumet	201	218	247	666

Infectious Disease
Isentress	232	267	278	777
PegIntron	186	185	168	539
Primaxin	159	158	135	452
Cancidas	153	150	135	437
Invanz	75	83	91	249
Avelox	106	59	59	224
Rebetol	56	55	55	166
Crixivan / Stocrin	52	48	49	148

Diversified Brands
Cozaar / Hyzaar	782	485	423	1,690
Zocor	116	117	114	347
Propecia	100	113	109	322
Claritin Rx	124	93	81	298
Vasotec / Vaseretic	59	63	69	191
Proscar	58	56	58	172
Remeron	51	59	50	160

Neurosciences & Ophthalmology
Maxalt	135	133	133	401
Cosopt / Trusopt	115	123	114	353
Subutex / Suboxone	52	51	7	110

Oncology
Temodar	274	271	254	799
Emend	84	93	91	268
Caelyx	74	66	70	209
Intron A	54	51	50	155

Vaccines
ProQuad, M-M-R II and Varivax	319	340	434	1,093
Gardasil	233	219	316	768
RotaTeq	93	139	119	350
Pneumovax	51	59	110	220
Zostavax	95	18	23	136

Women’s Health & Endocrine
NuvaRing	135	145	134	414
Follistim / Puregon	134	137	119	389
Implanon	51	51	64	165
Cerazette	55	49	56	160

Other Human Health (3)	974	986	1,049	3,009

ANIMAL HEALTH	709	731	687	2,126

CONSUMER CARE (2)	379	422	291	1,091
Claritin OTC	110	132	92	334

Other Revenues (4)	542	417	487	1,446
Astra	364	241	345	950
(1)	Only select products are shown.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)

Includes Human Health products not individually shown above. Other vaccines sales included in Other Human Health were $55 million, $57 million and $94 million for the first, second and third quarters of 2010, respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES-SUPPLEMENTAL COMBINED NON-GAAP

FULL YEAR 2009

(AMOUNTS IN MILLIONS)

Table 3f

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect full quarters and a full year of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

	2009 - Supplemental Combined Non-GAAP
	1Q	2Q	3Q	4Q	Full Year
TOTAL SALES (1)	$10,683	$11,534	$11,531	$12,216	$45,964

HUMAN HEALTH (2)	9,235	9,956	10,101	10,805	40,098

Bone, Resp., Imm., & Dermatology
Singulair	1,057	1,257	1,085	1,260	4,660
Remicade	518	565	608	635	2,327
Nasonex	306	321	266	286	1,179
Fosamax	261	277	276	285	1,100
Clarinex	174	226	164	155	719
Arcoxia	81	88	90	98	358
Proventil	54	56	59	56	225
Asmanex	49	54	53	58	214

Cardiovascular
Zetia	510	556	563	614	2,244
Vytorin	477	532	525	577	2,112
Integrilin	76	73	74	72	295

Diabetes & Obesity
Januvia	411	462	491	558	1,922
Janumet	128	155	173	202	658

Infectious Disease
PegIntron	216	215	198	216	844
Isentress	148	172	197	234	752
Primaxin	165	160	168	196	689
Cancidas	139	149	155	175	617
Avelox	109	71	70	118	368
Invanz	62	71	73	88	293
Rebetol	66	67	64	57	254
Crixivan / Stocrin	49	56	49	52	206

Diversified Brands
Cozaar / Hyzaar	839	906	861	955	3,561
Zocor	137	141	141	139	558
Propecia	103	106	109	123	440
Claritin Rx	132	96	95	109	433
Vasotec / Vaseretic	77	76	73	85	311
Proscar	72	79	67	72	291
Remeron	50	50	74	60	234

Neurosciences & Ophthalmology
Maxalt	133	141	144	156	575
Cosopt / Trusopt	121	125	123	134	503
Subutex / Suboxone	50	52	53	56	211

Oncology
Temodar	247	256	278	292	1,073
Emend	69	77	82	89	317
Caelyx	61	68	67	70	265
Intron A	54	67	56	54	231

Vaccines
ProQuad, M-M-R II and Varivax	252	322	462	333	1,369
Gardasil	262	268	311	277	1,118
RotaTeq	134	126	127	135	522
Pneumovax	41	47	130	128	346
Zostavax	75	42	84	76	277

Women’s Health & Endocrine
Follistim / Puregon	131	145	122	149	546
NuvaRing	115	129	131	135	511
Cerazette	39	46	49	53	187
Implanon	37	43	45	53	179

Other Human Health (3)	945	965	1,016	1,079	4,005

ANIMAL HEALTH	621	672	664	759	2,716

CONSUMER CARE (2)	384	381	283	232	1,281
Claritin OTC	149	108	85	63	406

Other Revenues (4)	443	524	483	420	1,870
Astra	356	386	340	332	1,414

(1)	Only select products are shown.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)	Includes Human Health products not individually shown above. Other vaccines sales included in Other Human Health were $50M in 1Q09, $34M in 2Q09, $54M in 3Q09, and $50M in 4Q09, respectively.
(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect a full year of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

MERCK & CO., INC.

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE-GAAP

THIRD QUARTER 2010

Table 4

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	3Q10	3Q09	YTD 2010	YTD 2009
ASTRAZENECA LP	$191.7	$191.4	$356.8	$482.6
MERCK / SCHERING-PLOUGH (1)	—	391.3	—	1,044.5
Other (2)	44.7	105.5	60.0	334.1

TOTAL	$236.4	$688.2	$416.8	$1,861.2

(1)	Upon completion of the merger with Schering-Plough, the Merck/Schering-Plough partnership became wholly-owned by the company.
(2)	Primarily reflects results for Merial Limited (which was disposed of on September 17, 2009), Sanofi Pasteur MSD and Johnson & JohnsonºMerck Consumer Pharmaceuticals.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

	3Q10	3Q09	YTD 2010	YTD 2009
GARDASIL	$79.9	$108.1	$244.4	$417.1
FLU VACCINES	147.8	167.1	157.8	167.1
OTHER VIRAL VACCINES	19.9	26.6	66.3	78.9
ROTATEQ	7.6	10.7	33.0	29.5
HEPATITIS VACCINES	5.9	10.3	17.5	34.7
Other Vaccines	121.4	173.0	352.0	425.0

TOTAL SANOFI PASTEUR MSD SALES	$382.5	$495.8	$871.0	$1,152.3

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	3Q10	3Q09	YTD 2010	YTD 2009
INTEREST INCOME	$(23.1)	$(33.4)	$(56.7)	$(199.6)
INTEREST EXPENSE	172.6	130.7	538.6	290.9
EXCHANGE LOSSES (GAINS)	7.9	0.5	83.7	(3.0)
Other, net (1)	950.9	(2,888.9)	430.0	(2,943.0)

TOTAL	$1,108.3	$(2,791.1)	$995.6	$(2,854.7)

(1)

Other, net in the third quarter and first nine months of 2010 reflects a $950 million legal reserve. Other, net for the first nine months of 2010 also includes a $443 million gain recognized upon AstraZeneca’s exercise of the asset option. Other, net in the third quarter and first nine months of 2009 primarily reflects a $2.8 billion gain on the sale of Merck’s interest in Merial Limited.